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                                                                    EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 23, 1996 on the accounts maintained by Hyatt Corporation for the Hyatt Regency Beaver Creek included in Crescent Operating, Inc.'s Form 8-K/A and to all references to our Firm included in this Registration Statement.


                                                         ARTHUR ANDERSEN LLP


Dallas, Texas
 December 22, 1997